                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (date of earliest event reported):  November 20, 1998



                         NORTHWEST AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                   0-23642                   41-1905580
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)            Identification No.)
incorporation)


              2700 Lone Oak Parkway
              Eagan, Minnesota                           55121
   (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code: (612) 726-2111


(Former name or former address, if changed since last report):



Exhibit Index Appears on Page 6.                              Page 1 of 6 pages


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ITEM 5.           Other Events

                  (a) On November 20, 1998, pursuant to the terms of (i) the Investment Agreement dated as of January 25, 1998, as amended by Amendment No. 1 dated as of February 27, 1998, and Amendment No. 2 dated as of November 20, 1998 (the "Investment Agreement"), among Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation, "Holdings"), Northwest Airlines Corporation (formerly known as Newbridge Parent Corporation, "Northwest"), Air Partners, L.P. ("Air Partners"), the partners of Air Partners , 1998 CAI Partners, L.P., Bonderman Family Limited Partnership, 1992 Air, Inc. and Air Saipan, Inc. ("Air Saipan") and (ii) the Purchase Agreement dated as of March 2, 1998 (the "Barlow Agreement"), among Northwest, Holdings, Barlow Investors III, LLC ("Barlow") and the Guarantors that are signatory thereto, Northwest has acquired the outstanding interests in Air Partners, certain shares of the Class A Common Stock, par value $.01 per share (the "Class A Common Shares"), of Continental Airlines, Inc. ("Continental") held by Air Saipan and by Barlow, resulting in Northwest's ownership of an aggregate of 8,661,224 Class A Common Shares (the "Acquired Shares").

                  The Acquired Shares represent 14.6% of Continental's common stock equity and 53.4% of its outstanding common stock voting power. Northwest has also acquired beneficial ownership through a limited proxy of an additional 853,644 Class A Common Shares. In exchange for the Acquired Shares, Northwest issued to certain partners of Air Partners an aggregate of 2,631,784 shares of its common stock, par value $ .01 per share ("Northwest Common Stock"), paid to certain partners of Air Partners and Air Saipan an aggregate of $308,256,261, including interest, and paid to Barlow $61,474,612.42, including interest.

                  (b) On November 20, 1998, Northwest Airlines, Inc., an indirect wholly owned subsidiary of Northwest, and Continental announced the implementation of their global strategic operating alliance, in accordance with the terms of the Master Alliance Agreement between them, dated as of January 25, 1998 (the "Alliance Agreement"). The Alliance Agreement will connect the two carriers' networks and will include code-sharing, frequent flyer program reciprocity, cooperation between Continental and KLM, and other cooperative activities as well as offering consumers the benefits of new on-line connections with ease of ticketing, check-in and luggage handling. The two airlines have no plans to merge their operations and will retain separate boards, managements and headquarters. No layoffs, mergers of workforces, transfers of flying or other assets, or closures of facilities have occurred as a result of the Alliance Agreement or are planned.

                  (c) Also on November 20, 1998, concurrently with the closing of the transactions described in (a) above, Newbridge Merger Corporation, at the time a wholly-owned subsidiary of Northwest, was merged with and into Holdings (the "Merger"), as a result of which Holdings (formerly Northwest Airlines Corporation) has become a wholly-owned subsidiary of Northwest (formerly Newbridge Parent Corporation). In the Merger, each outstanding share of Common Stock, par value $ .01 per share, of Holdings was exchanged for one share of Northwest Common Stock. The Merger was accomplished without a vote of the stockholders of Northwest in accordance with Section 251(g) under the Delaware General Corporation Law.


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                                                                               3




                  (d) In conjunction with the closing of the transactions described above, Continental, Holdings and Northwest also entered into a Second Amendment to the Governance Agreement (which was entered into as of January 25, 1998, among Northwest, Holdings and Continental) dated as of November 20, 1998 (the "Second Amendment") and a Supplemental Agreement, dated as of November 20, 1998 (the "Supplemental Agreement"). The Supplemental Agreement governs the period from the sixth anniversary of the Closing until the tenth anniversary of the closing (the "Supplemental Period").

                   The Second Amendment, among other things, (i) eliminates Northwest's right under the Governance Agreement to appoint a designee to Continental's Board of Directors; and (ii) requires that, other than with respect to extraordinary transactions and the election of directors, Northwest will vote its Continental shares on all matters submitted to stockholders in proportion to the votes cast by other holders of voting securities.

                  The Supplemental Agreement extends for an additional four years the voting and transfer restrictions, as well as provides Northwest with an extension of certain protections, set forth in the Governance Agreement, except that Northwest will have full discretion to vote up to 20% of the total outstanding voting power of Continental. It also provides, among other things, that, during the Supplemental Period, Northwest will take all such actions as are necessary to cause Continental's Board of Directors to consist of a majority of Independent Directors (as defined in the Supplemental Agreement) subject to certain exceptions in the case of proxy contests.

                  Copies of the Second Amendment to the Governance Agreement, the Supplemental Agreement, Amendment No. 2 to the Investment Agreement and the Voting Trust Agreement are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively. The foregoing descriptions of the Second Amendment to the Governance Agreement, the Supplemental Agreement, Amendment No. 2 to the Investment Agreement and the Voting Trust Agreement are qualified in their entirety by reference to the full text of such exhibits, which are incorporated herein by reference.


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                                                                               4



ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.                Description
-----------                -----------

2.1          Second Amendment to the Governance Agreement, among
             Continental Airlines, Inc., Northwest Airlines Corporation
             (formerly known as Newbridge Parent Corporation, "Northwest") and Northwest Airlines Holdings Corporation (formerly known as
             Northwest Airlines Corporation, "Holdings"), dated as of
             November 20, 1998.

2.2          Supplemental Agreement, among Continental Airlines, Inc.
             ("Continental"), Northwest and Holdings, dated as of November 20, 1998.

2.3          Amendment No. 2 to the Investment Agreement among Northwest, Holdings, Air
             Partners, L.P., the partners of Air Partners, L.P., 1998 CAI Partners, L.P.,
             Bonderman Family Limited Partnership, 1992 Air, Inc. and Air Saipan, Inc., dated as of November 20, 1998.

2.4          Northwest Airlines/Air Partners Voting Trust Agreement by and among
             Continental, Holdings, Air Partners, L.P., and Wilmington Trust Company, dated
             November 20, 1998.

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                                                                               5



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHWEST AIRLINES CORPORATION


                     By: /s/ Douglas M. Steenland
                        ---------------------------------------------------
                        Its:  Executive Vice President, General Counsel and
                               Secretary


Date:  November 20, 1998


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
2.1          Second Amendment to the Governance Agreement, among
             Continental Airlines, Inc., Northwest Airlines Corporation
             (formerly Newbridge Parent Corporation, "Northwest") and
             Northwest Airlines Holdings Corporation (formerly Northwest
             Airlines Corporation, "Holdings"), dated as of November 20,
             1998.

2.2          Supplemental Agreement, among Continental Airlines, Inc.
             ("Continental"), Northwest and Holdings, dated as of November 20, 1998.

2.3          Amendment No. 2 to the Investment Agreement among Northwest, Holdings, Air
             Partners, L.P., the partners of Air Partners, L.P., 1998 CAI Partners, L.P.,
             Bonderman Family Limited Partnership, 1992 Air, Inc. and Air Saipan, Inc., dated as of November 20, 1998.

2.4          Northwest Airlines/Air Partners Voting Trust Agreement by and among
             Continental, Holdings, Air Partners, L.P., and Wilmington Trust Company, dated
             November 20, 1998.
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